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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2002




                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


             MARYLAND                               1-14236                                      72-2541756
 (State or other jurisdiction of            (Commission File Number)                 (IRS Employer Identification No.)
          incorporation)

   545 E. JOHN CARPENTER FREEWAY
             SUITE 1300
            IRVING, TEXAS                                                                           75062
(Address of principal executive offices)                                                          (Zip Code)

Registrant's telephone number, including area code: (972) 444-4900


          (Former name or former address, if changed since last report)



                                       1
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 17, 2002, FelCor Lodging Trust Incorporated (the "Company"), FelCor Lodging Limited Partnership, a Delaware limited partnership of which the Company is the sole general partner (the "Partnership"), and FelCor Canada Co., a Nova Scotia unlimited liability company and an indirect wholly-owned subsidiary of the Partnership, entered into a Second Amendment to the Seventh Amended and Restated Credit Agreement with the lenders from time to time a party thereto, Deutsche Bank Trust Company Americas, as Syndication Agent, and JPMorgan Chase Bank and J.P. Morgan Bank Canada, as administrative agent for the lenders. The amendment revises covenant levels to provide the Company with greater financial and operating flexibility. This amendment is being filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

         (a) Financial statements of businesses acquired.

         Not applicable.

         (b) Pro forma financial information.

         Not applicable.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

                EXHIBIT
                NUMBER                  DESCRIPTION OF EXHIBIT
                ------                  ----------------------
                10.18.2 -  Second Amendment to Seventh Amended and Restated
                           Credit Agreement, dated as of June 17, 2002, among FelCor Lodging Trust Company, FelCor Lodging Limited Partnership and FelCor Canada Co., as borrowers, the lenders party thereto, JPMorgan Chase Bank and J.P. Morgan Bank Canada, as administrative agents, and Deutsche Bank Trust Company Americas, as syndication agent.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FELCOR LODGING TRUST INCORPORATED


Date: July 1, 2002
                                          By: /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                          Name: Lawrence D. Robinson
                                          Title: Executive Vice President and
                                                 General Counsel



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                                INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                         DESCRIPTION OF EXHIBIT
 ------                         ----------------------
10.18.2 -   Second Amendment to Seventh Amended and Restated Credit Agreement,
            dated as of June 17, 2002, among FelCor Lodging Trust Company,
            FelCor Lodging Limited Partnership and FelCor Canada Co., as
            borrowers, the lenders party thereto, JPMorgan Chase Bank and J.P.
            Morgan Bank Canada, as administrative agents, and Deutsche Bank
            Trust Company Americas, as syndication agent.